ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

829 records
Balance: 237,398,798
40 Yr

Selection Criteria: 40 Yr
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Combined Loan To Value

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

17.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

18.

Next Rate Adjustment Date

19.

Original Number of Months to Expiration Of Prepayment Penalty Term

20.

Loan Type

21.

Credit Grade

22.

Lien Position

23.

DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	11	$723,449.00	0.30%	613	76.13%	9.076%	100.00%
75,001 - 100,000	36	3,119,635.00	1.31	608	78.78	8.724	100.00
100,001 - 125,000	77	8,711,665.00	3.67	608	78.97	8.241	98.63
125,001 - 150,000	77	10,637,243.00	4.48	599	80.78	8.202	95.88
150,001 - 175,000	66	10,685,534.90	4.50	618	81.14	8.054	95.33
175,001 - 200,000	60	11,285,178.00	4.75	620	82.95	8.009	96.50
200,001 - 250,000	99	22,213,880.70	9.35	607	80.18	7.819	97.02
250,001 - 300,000	76	20,754,266.00	8.73	617	78.81	7.545	98.67
300,001 - 400,000	152	52,383,033.40	22.04	632	81.80	7.385	96.63
400,001 - 500,000	80	35,638,503.60	14.99	632	81.25	7.388	98.61
500,001 - 600,000	48	26,747,546.00	11.25	630	81.54	7.318	100.00
600,001 - 700,000	25	16,179,287.00	6.81	660	85.22	7.570	95.98
700,001 >=	22	18,591,399.00	7.82	630	79.11	7.399	91.43
Total:	829	$237,670,620.60	100.00%	626	81.12%	7.597%	97.10%

Mimimum Original Balance: 50,100.00
Maximum Original Balance: 1,235,000.00
Average Original Balance: 286,695.56

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	11	$722,843.88	0.30%	613	76.13%	9.076%	100.00%
75,001 - 100,000	36	3,117,108.49	1.31	608	78.78	8.724	100.00
100,001 - 125,000	77	8,703,191.76	3.67	608	78.97	8.241	98.63
125,001 - 150,000	77	10,626,625.60	4.48	599	80.78	8.202	95.88
150,001 - 175,000	66	10,675,096.08	4.50	618	81.14	8.054	95.33
175,001 - 200,000	60	11,273,164.13	4.75	620	82.95	8.009	96.50
200,001 - 250,000	99	22,190,059.95	9.35	607	80.18	7.819	97.02
250,001 - 300,000	76	20,727,033.22	8.73	617	78.81	7.545	98.67
300,001 - 400,000	152	52,320,526.94	22.04	632	81.80	7.385	96.63
400,001 - 500,000	80	35,595,527.29	14.99	632	81.25	7.388	98.61
500,001 - 600,000	48	26,715,846.39	11.25	630	81.54	7.318	100.00
600,001 - 700,000	25	16,162,207.34	6.81	660	85.22	7.570	95.98
700,001 >=	22	18,569,567.23	7.82	630	79.11	7.399	91.43
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Mimimum Remaining Balance: 50,057.99
Maximum Remaining Balance: 1,233,413.16
Average Remaining Balance: 286,367.67

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	1	$134,872.32	0.06%	0	79.41%	7.690%	100.00%
501 - 525	13	3,640,206.62	1.53	515	79.54	8.813	100.00
526 - 550	36	8,979,125.05	3.78	542	76.87	8.681	98.33
551 - 575	86	22,384,402.37	9.43	566	76.70	7.969	100.00
576 - 600	178	48,371,691.85	20.38	589	77.43	7.665	95.49
601 - 625	178	45,374,995.32	19.11	613	82.44	7.709	98.51
626 - 650	137	39,909,047.52	16.81	637	83.55	7.408	99.31
651 - 675	97	29,367,203.53	12.37	664	83.10	7.515	94.67
676 - 700	46	17,424,730.44	7.34	689	84.96	7.121	96.56
701 - 725	30	11,312,199.13	4.77	711	82.73	7.102	88.83
726 - 750	15	5,793,257.58	2.44	737	84.25	6.901	97.05
751 - 775	3	1,183,231.49	0.50	761	65.18	6.431	100.00
776 - 800	9	3,523,835.08	1.48	786	87.20	7.100	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum FICO: 0
Maximum FICO: 791
WA FICO: 626
nzwa FICO: 626

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum Remaining Term: 355
Maximum Remaining Term: 357
WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	668	$183,979,228.88	77.50%	623	80.66%	7.583%	98.21%
PUD	74	22,637,635.34	9.54	626	81.85	7.601	93.24
2 Unit	32	11,997,625.20	5.05	652	82.21	7.564	98.38
3-4 Units	18	9,065,399.28	3.82	639	80.82	7.721	84.95
Condo - 1-4 Stories	33	9,037,097.28	3.81	647	87.23	7.754	94.53
Condo - 5 Stories & up	3	405,316.46	0.17	588	79.58	9.096	100.00
2-4 Family	1	276,495.86	0.12	661	89.07	6.390	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	807	$230,514,117.82	97.10%	626	81.06%	7.572%	100.00%
Non-Owner	11	3,682,102.11	1.55	643	79.21	8.579	0.00
Second Home	11	3,202,578.37	1.35	644	87.74	8.210	0.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	522	$160,098,849.99	67.44%	618	79.83%	7.554%	97.22%
Purchase	265	66,728,133.12	28.11	646	83.58	7.692	96.34
Rate and Term	42	10,571,815.19	4.45	626	85.12	7.640	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	14	$2,870,609.76	1.21%	614	41.21%	7.176%	93.05%
50.01 - 60.00	28	6,713,525.40	2.83	612	56.48	6.996	100.00
60.01 - 70.00	87	26,527,409.33	11.17	596	66.42	7.198	98.17
70.01 - 80.00	388	105,433,571.56	44.41	626	78.69	7.502	97.67
80.01 - 90.00	176	58,361,201.28	24.58	635	87.64	7.753	96.27
90.01 - 100.00	136	37,492,480.97	15.79	638	95.66	8.041	95.83
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum Loan-to-Value Ratio: 27.13
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 81.12

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	14	$2,870,609.76	1.21%	614	41.21%	7.176%	93.05%
50.01 - 60.00	27	6,587,637.58	2.77	612	56.44	6.979	100.00
60.01 - 70.00	88	26,653,297.15	11.23	596	66.38	7.201	98.18
70.01 - 75.00	61	20,332,165.91	8.56	606	74.18	7.652	93.30
75.01 - 80.00	122	39,544,337.59	16.66	617	79.51	7.453	97.78
80.01 - 85.00	72	22,249,169.48	9.37	625	84.37	7.472	97.50
85.01 - 90.00	103	35,223,597.41	14.84	640	89.67	7.894	96.48
90.01 - 95.00	121	33,624,684.69	14.16	632	93.46	7.999	94.18
95.01 - 100.00	221	50,313,298.73	21.19	647	82.82	7.580	99.59
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Min CLTV: 35.25%
Max CLTV: 100.00%
WA CLTV: 84.98%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	204	$81,322,838.47	34.26%	635	78.90%	7.137%	97.10%
New York	65	26,328,438.41	11.09	637	80.14	7.286	98.73
Massachusetts	72	22,359,408.12	9.42	641	82.61	7.853	98.53
Florida	89	20,234,962.73	8.52	620	82.37	7.922	92.10
Virginia	28	8,348,471.51	3.52	621	84.47	7.961	100.00
Colorado	35	7,304,435.57	3.08	614	85.70	7.461	100.00
Washington	22	6,676,150.20	2.81	609	80.49	7.459	100.00
Illinois	28	6,598,474.94	2.78	623	83.22	8.110	97.05
New Jersey	18	5,659,965.46	2.38	602	79.92	8.211	100.00
Maryland	18	5,520,348.01	2.33	598	86.27	8.113	100.00
Other	250	47,045,304.88	19.82	613	82.28	8.072	95.61
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Total Number Of Stated Represented:: 42

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	521	$130,506,514.58	54.97%	616	81.86%	7.569%	96.88%
Stated Documentation	304	105,256,522.04	44.34	637	80.17	7.638	97.33
No Documentation	2	903,126.29	0.38	760	85.97	7.657	100.00
Lite Documentation	2	732,635.39	0.31	673	78.40	6.579	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	1	$537,753.13	0.23%	561	64.94%	5.500%	100.00%
5.501 - 6.000	18	5,517,605.35	2.32	654	76.71	5.840	100.00
6.001 - 6.500	67	25,139,966.22	10.59	640	75.20	6.337	99.21
6.501 - 7.000	128	45,524,480.17	19.18	646	79.55	6.804	100.00
7.001 - 7.500	135	42,878,052.09	18.06	642	80.16	7.304	97.05
7.501 - 8.000	178	50,874,713.24	21.43	618	82.22	7.815	97.30
8.001 - 8.500	99	24,360,468.97	10.26	617	83.70	8.268	97.85
8.501 - 9.000	117	26,382,465.65	11.11	600	84.89	8.768	94.67
9.001 - 9.500	45	9,039,142.44	3.81	594	86.55	9.279	80.08
9.501 - 10.000	22	3,763,891.94	1.59	562	84.11	9.743	100.00
10.001 - 10.500	12	2,328,492.06	0.98	562	85.16	10.236	86.50
10.501 - 11.000	5	871,146.55	0.37	564	87.31	10.649	100.00
11.001 - 11.500	2	180,620.49	0.08	537	83.74	11.178	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum Rate: 5.500
Maximum Rate: 11.200
WA Rate: 7.597

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
8.501 - 9.000	3	$1,109,703.16	0.54%	633	75.73%	5.925%	100.00%
9.001 - 9.500	6	2,095,753.56	1.02	671	83.00	6.416	100.00
9.501 - 10.000	10	2,860,791.80	1.39	635	81.75	6.828	100.00
10.001 - 10.500	10	3,542,090.13	1.72	641	80.47	7.347	90.55
10.501 - 11.000	18	5,817,195.99	2.83	623	81.96	7.772	97.08
11.001 - 11.500	11	2,853,864.63	1.39	600	81.04	7.801	100.00
11.501 - 12.000	22	5,796,140.97	2.82	625	78.35	6.818	100.00
12.001 - 12.500	47	16,493,085.64	8.02	621	75.00	6.361	98.79
12.501 - 13.000	100	35,925,426.95	17.46	644	79.22	6.835	100.00
13.001 - 13.500	109	33,917,310.82	16.49	639	79.72	7.315	97.26
13.501 - 14.000	138	38,180,231.81	18.56	616	82.79	7.827	96.84
14.001 - 14.500	81	20,336,890.10	9.89	618	83.31	8.270	97.43
14.501 - 15.000	100	22,951,866.49	11.16	603	85.02	8.778	93.87
15.001 - 15.500	36	7,585,019.12	3.69	593	87.05	9.289	76.26
15.501 - 16.000	18	3,300,304.37	1.60	567	84.76	9.740	100.00
16.001 - 16.500	10	2,143,495.52	1.04	559	84.58	10.241	85.34
16.501 - 17.000	3	691,717.43	0.34	554	84.77	10.638	100.00
17.001 - 17.500	1	100,656.50	0.05	521	95.00	11.200	100.00
Total:	723	$205,701,544.99	100.00%	623	81.29%	7.645%	96.65%

Minimum Maximum Rate: 8.800
Maximum Maximum Rate: 17.200
WA Maximum Rate: 13.343

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.501 - 4.000	1	$379,188.48	0.18%	690	80.00%	5.800%	100.00%
4.001 - 4.500	1	540,734.03	0.26	700	95.00	6.250	100.00
4.501 - 5.000	34	12,194,205.79	5.93	653	75.52	6.321	98.36
5.001 - 5.500	109	37,883,557.40	18.42	639	76.27	6.757	97.24
5.501 - 6.000	190	54,736,701.93	26.61	635	79.72	7.295	99.29
6.001 - 6.500	144	39,801,089.03	19.35	615	81.69	7.882	97.48
6.501 - 7.000	134	36,385,616.10	17.69	605	86.21	8.308	91.08
7.001 - 7.500	71	16,150,746.83	7.85	603	87.46	8.968	95.46
7.501 - 8.000	35	6,683,797.76	3.25	571	87.13	9.622	95.97
8.001 - 8.500	4	945,907.64	0.46	544	88.25	10.115	100.00
Total:	723	$205,701,544.99	100.00%	623	81.29%	7.645%	96.65%

Minimum Gross Margin: 3.800
Maximum Gross Margin: 8.150
WA Gross Margin: 6.080

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16. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1	$132,780.82	0.06%	620	95.00%	6.750%	100.00%
2.000	2	788,891.61	0.38	686	72.69	6.300	100.00
3.000	720	204,779,872.56	99.55	623	81.32	7.651	96.64
Total:	723	$205,701,544.99	100.00%	623	81.29%	7.645%	96.65%

Min Initial Cap: 1.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.995%

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17. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% ofOwner Occupied By Balance
1.000	723	$205,701,544.99	100.00%	623	81.29%	7.645%	96.65%
Total:	723	$205,701,544.99	100.00%	623	81.29%	7.645%	96.65%

Min PERCAP: 1.000%
Max PERCAP: 1.000%
WA PERCAP: 1.000%

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18. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	106	$31,697,253.31	13.35%	646	79.98%	7.280%	100.00%
2006-06	1	132,780.82	0.06	620	95.00	6.750	100.00
2007-11	16	4,961,434.96	2.09	640	81.88	7.170	96.58
2007-12	95	27,490,019.68	11.58	628	82.83	7.338	99.27
2008-01	545	154,866,828.00	65.23	620	81.42	7.752	96.25
2008-12	4	911,750.10	0.38	664	68.14	6.877	100.00
2009-01	12	2,834,133.44	1.19	613	78.46	7.591	100.00
2010-12	6	1,892,105.52	0.80	633	71.53	6.819	100.00
2011-01	44	12,612,492.47	5.31	644	79.02	7.393	94.36
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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19. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	192	$53,138,643.19	22.38%	625	82.68%	8.082%	95.70%
12	79	30,937,636.29	13.03	635	79.75	7.391	98.46
24	443	120,895,066.99	50.92	620	81.62	7.548	97.18
30	3	553,494.35	0.23	624	73.55	7.394	100.00
36	112	31,873,957.48	13.43	641	78.08	7.176	97.77
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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20. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
ARM 2/28-40YR Amortization	656	$187,318,282.64	78.90%	621	81.64%	7.676%	96.70%
ARM 3/27-40YR Amortization	16	3,745,883.54	1.58	625	75.95	7.417	100.00
ARM 5/25-40YR Amortization	50	14,504,597.99	6.11	642	78.05	7.318	95.09
ARM 6 Month ¯40YR Amortization	1	132,780.82	0.06	620	95.00	6.750	100.00
BALLOON 40/30	106	31,697,253.31	13.35	646	79.98	7.280	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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21. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	43	$12,935,695.15	5.45%	586	76.86%	8.028%	94.98%
AA	92	28,863,255.23	12.16	599	80.41	7.765	96.95
AA+	675	190,161,116.79	80.10	635	81.92	7.505	97.26
B	17	4,780,224.04	2.01	566	67.98	8.924	96.86
C	2	658,507.09	0.28	562	59.39	8.619	100.00
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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22. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

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23. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	2	$903,126.29	0.38%	760	85.97%	7.657%	100.00%
5.01 - 10.00	1	147,841.42	0.06	604	80.00	7.250	100.00
10.01 - 15.00	3	912,102.83	0.38	619	75.35	7.359	100.00
15.01 - 20.00	8	1,799,801.77	0.76	592	82.73	9.075	42.36
20.01 - 25.00	21	5,535,077.39	2.33	621	78.57	7.470	87.14
25.01 - 30.00	40	9,114,596.03	3.84	625	76.66	7.585	92.44
30.01 - 35.00	64	17,738,589.44	7.47	629	81.76	7.793	97.75
35.01 - 40.00	128	32,647,021.76	13.75	620	80.00	7.735	97.03
40.01 - 45.00	180	51,890,521.10	21.86	633	80.28	7.597	98.24
45.01 - 50.00	181	54,826,720.27	23.09	631	82.57	7.653	98.32
50.01 - 55.00	154	48,056,395.74	20.24	620	82.02	7.388	98.54
55.01 - 60.00	47	13,827,004.26	5.82	613	80.99	7.394	96.10
Total:	829	$237,398,798.30	100.00%	626	81.12%	7.597%	97.10%

Minimum: 0.00
Max DTI: 59.98
nzwa DTI: 43.82

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 21, 2006 15:08

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.